New Products Fuel Growth
$ in millions
New Products Nine Months Revenue
20
Commercialized 13 new products 2011 year-to-date
Nine Months 2011 Gross Profit by Category

Favorable Pro Forma Revenue Mix
31
+
3D Systems
Huntsman, Kemo, Formero, Z Corp, & Vidar
with ~$75 million 2010 revenue
Pro Forma
+
Based On 2010 Combined Revenue Snapshot

3DSYSTEMS™

Investor Presentation

December 2011





www.3dsystems.com NYSE: DDD

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 17, 2011. These are available at www.SEC.gov.

Business Highlights

- Leadership through technology & business innovation
- Diversified revenue source, expanding margins
- Compelling razor & blades model, comprehensive solutions portfolio
- Multiple sales channels, rapid reseller network expansion
- Attractive addressable marketplace, high-growth potential
- Significant value creation potential for all stakeholders

Global 3D Content-To-Print Leader

3D Content-To-Print Solutions

Creation	Capture	Downloads	Printers	Materials	Print Services



~700 employees

~900 patents







~50% revenue from OUS

~70% revenue recurring



Transportation	Health-Care	Consumer	Recreation	Education	Energy

Attractive Addressable Marketplace With High Growth


$400 Million
$500 Million
$500 Million
$600 Million
$1 Billion
3D Medical
3D Parts
3D Printers
3D Aerospace
3D Dental
Marketplace Opportunities ~ $3 Billion

Source: 3D Systems


Industry Revenue
USD in millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,500
$2,100
$3,000
$4,000
$5,050
2012
2014
2016
2018
2020

Source: Wohlers Associates

Our solutions replace, displace or augment traditional design-to-manufacturing alternatives

Improving Growth Indicators

2010 global R&D spend was ~$1.15 trillion



Share of Global R&D Spend
(2010)
Government/
Other R&D Spend 3)
40.6%
47.8%
Innovation
1000
8.2%
3.3%
Incremental
Corporate Spend 2)
Innovation
2000 1)

Total ~ $1,150Bn
Our study captures ~48% of total Global R&D

> 75% of the $47B increase in R&D spend computing, electronics, health & automotive



Absolute US Dollar Change in 2009-2010 R&D Spend by Industry
Change in R&D
(Billion USD)
Decreases
Increases
50
45
40
35
30
25
20
15
10
5
0
$16.9
$10.4
$8.8
$4.5
$2.3
$2.2
$1.3
$1.1
$0.3
$0.4
$46.8
Represents ~77% of
increase in R&D Spend
Computing
and
Electronics
Health
Auto
Industrials
Chemicals
and Energy
Software/Internet
Telecom
Aerospace
and Defense
Consumer
Other
Total

Global R&D spend and concentration aligns with our vertical marketplaces

Source: Booz and Company and 3D Systems

Expanding Technology Platform



6 Print Engines



90 Print Materials

Proprietary Ecommerce

Process Expertise



~900 Patents Issued & Pending




PAT. PEN

CAD & Plugins Software

Extending Global Reach & Local Presence


United States
- Rock Hill, SC
- Atlanta, GA
- Lawrenceburg, TN
- Richardson, TX
- Seattle, WA
- Syracuse, NY
- Valencia, CA
- Vernon Hills, IL
Europe
- Benelux
- England
- France
- Germany
- Italy
- Switzerland
Asia-Pacific
- Australia
- China
- Hong Kong
- India
- Japan
- Singapore

August 2009-September 2011 Snapshot

98 New Resellers → 14 New Services Facilities → 3 New Territories: China, India & Australia

Compelling Value Proposition

- Enables freedom of creation
- Eliminates production tooling
- Compresses lead-times
- Cuts inventory cost
- Reduces capital investment
- Enables personalization
- Minimizes waste
- Simplifies supply chain

Impressive Customer Base

Americas

3M, invisalign, DELL, Ford, GE, GM, ConforMIS, NIKE, Hendrick Motorsports, Honeywell, IBM, SC Johnson, Johnson & Johnson, BOEING, KOHLER, MATTEL, NASA, Sandia National Laboratories, NORTHROP GRUMMAN, stryker, U.S. AIR FORCE, OAKLEY

Europe

Audi, Red Bull Racing, AIRBUS, CITROËN, oticon, WIDEX hearing instruments, SIEMENS, BMW, OLYMPUS, LOTUS RENAULT GP, ROLLS ROYCE, FIAT, NOKIA

Asia-Pacific

ALCOA, CASIO, DAEWOO, DAIHATSU, FUJITSU, FUJI XEROX, HITACHI, HONDA, HYUNDAI, ISUZU, KYOCERA, LG Life's Good, MITSUBISHI, Panasonic, SAMSUNG, SONY, SUZUKI, TOYOTA

Diversified Revenue Sources



Content Downloads
Printer Services
Custom Parts Services
Print Materials
Design Productivity Tools
3D Printers

Revenue composition first nine months 2011



Printers 28%
Materials 31%
Services 41%

Comprehensive Printer Portfolio

Personal 3D Printers	Professional 3D Printers	Production 3D Printers
		
Price: $1,300 - $14,500	Price: $49,000 - $225,000	Price: $250,000 - $950,000

Lower price points ← → Higher performance

Extensive Materials Breadth

Functional Snapfit



High Impact Light Weight



Durable High-Definition



90 Materials → Wax → Nylon → Plastic → Rubber → Metal → Composite

Medical



Aerospace



Casting



Full Range Content-To-Print Tools And Services

Content Creation	Content Downloads	On Demand Parts
		Take a PEAK™ Click Here for a Quote
Price: $199 - $1,999	Price: $9 - $999	Price: $25-$2,500
Software Products		Services

Differentiation Through Customer Centric Solutions



We offer a comprehensive tool box… we sell our customers the right tool for the right job

Six print engines
90 materials

~900 patents
issued & pending

3D Content-to-print
products & services



Our competitors sell different size hammers… to them every application looks like a nail

Focused Growth Initiatives

- Expand on-demand custom parts global services
- Accelerate 3D printer penetration
- Grow healthcare solutions revenue
- Build consumer content products and services

Revenue From Growth Initiatives

$ in millions

Nine Months Ended September 30th


Printers
2010
$ 34.0
2011
$ 44.5
31%
Print Materials
2010
$ 41.8
2011
$ 50.5
21%
Services
2010
$ 32.5
2011
$ 65.6
102%
Healthcare
2010
$ 14.5
2011
$ 19.9
38%

48% total revenue growth

20% organic revenue growth

Balanced Revenue Composition – September 30th



Category
Geography
180
160
140
120
100
80
60
40
20
0
$ in millions
$ 108.3
30%
39%
31%
Services
Materials
Printers
$ 160.6
41%
31%
28%
2010
2011
$ 108.3
14%
40%
46%
Asia Pacific
Europe
North America
$ 160.6
13%
35%
52%
2010
2011

Nine months 2011 recurring revenue accounted for 72% of total revenue

Performance Drives Productivity And Profitability

Last 3 years first nine calendar months comparison

Performance drivers	2010 % Change Over 2009	2011 % Change Over 2010
Revenue	42%	48%
Printer units	62%	273%
Gross profit	46%	55%
Net income	510%	109%
Net income per employee	388%	43%
Diluted earnings per share	467%	91%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split completed May 2011
-Net income and EPS do not reflect the benefit of the release of a portion of our valuation allowance on deferred tax assets


$60
$50
$40
$30
$20
$10
$0
$23.9
$36.6
$50.5
9 months, 2009
9 months, 2010
9 months, 2011


Printers
22%
Services
35%
Print
Materials
43%

2011 First Nine Months Revenue Elements Comparison to 2010		
New products revenue up 38%	Integrated materials revenue up 90%	Integrated materials amounted to 52% of total materials revenue

Acquisition Track Record - Aug 2009-Aug 2011

We acquired 19 companies from August 2009 to August 2011

10 related to our on-demand parts services growth initiative	5 building blocks for our consumer growth initiative	4 tuck-ins related to our printers businesses

We financed these acquisitions primarily from our free cash flow

Invested ~$68 million in acquisitions primarily in cash with 12% stock portion	Generated ~$56 million cash from operations reflecting partial contribution from businesses we had less than 1 year

We expanded gross profit margins over the period

Acquired on-demand parts services gross profit margins expanded ~3700 basis points	Core business gross profit margins expanded ~700 basis points

Disciplined Acquisition Integration Process

1. Integration plan completed prior to closing
2. Purchase-to-pay and order-to-cash integrated within 5 days
3. Full ERP and financial integration within 10 days
4. Acquisition accounting completed in the current period
5. Facilities consolidated as required within 6 months
6. P&Ls collapsed within 9 months
7. Synergies run-rate realized first full year
8. Aligned incentives for optimal customer and key personnel retention
9. Cross selling and upselling monetization ongoing

Innovative Model Delivers Favorable EPS Trend

EPS Improvement Over Prior Year's Quarter	
Q1 2009	$0.03
Q2 2009	$0.05
Q3 2009	$0.04
Q4 2009	$0.04
Q1 2010	$0.09
Q2 2010	$0.09
Q3 2010	$0.10
Q4 2010	$0.10
Q1 2011	$0.10
Q2 2011	$0.08
Q3 2011	$0.03

- Excludes the benefit of the partial releases of valuation allowance on deferred tax assets
- Reflects the two-for-one stock split effected in May 2011

September-November 2011 Acquisitions Highlights


Extends our geographic reach and local presence
Compelling razor and blades businesses with accretive margins
Differentiated technology with speed and full color capabilities
Doubles reseller channel and access
Immediately accretive to cash generation
Complementary portfolio closes price & performance gap
Strategically compelling & financially attractive
Sustainable value creation benefits to all stakeholders

Strategically Compelling Financially Attractive

Formero

- Extends our Asia-Pacific presence into Australia and China
- Status: fully integrated

Kemo

- Solidifies our on-demand parts services in Benelux region
- Status: fully integrated

Huntsman

- Compliments our printers & materials portfolio with significant technology assets
- Status: On track to be fully integrated by year-end

Z Corp & Vidar

- Complementary products, price points, channels and verticals
- Status: signed, close pending obtaining all required approvals

Acquired businesses generated $75 million for trailing 12 months ended June 2011

We paid 2.5X consolidated trailing revenue and 6.5X consolidated EBITDA inclusive of the mid-point of Z Corp & Vidar expected synergies

We expect the combined acquisitions to be accretive to cash immediately and to Non-GAAP earnings during first year

Huntsman Expands Our Materials Portfolio & Margins







Complements our product portfolio

Brings significant technology assets

Extends our healthcare solutions

25 complementary materials

373 patents issued & applied

Z Corp Provides Instant Scale and Stakeholders Value


THE FASTEST,
MOST AFFORDABLE
COLOR 3D PRINTING





Combination Delivers Big product line & bigger channel

Highly complementary printers and scanners offer full color differentiation and speed advantage

Complementary reseller channels doubles coverage and accelerates growth

Broadens Vertical reach Into MCAD, ARCH & Consumer

Complements Price Points & Performance

Current

Personal 3D Printers



Price: $1,300 - $14,500

Professional 3D Printers



Price: $49,000 - $199,000

Production 3D Printers



Price: $250,000 - $950,000

Combined

Personal 3D Printers



Price: $1,300 - $15,000

Professional 3D Printers



Price: $20,000 - $225,000

Production 3D Printers



Price: $250,000 - $950,000

Expands Content-To-Print Tools and Services

Content Creation



Price: $199 - $1,999

Content Downloads



Price: $9 - $999

On Demand Parts


Take a PEAK™



Price: $25-$2,500

Content Capture



Vidar Catalyzes Healthcare Growth Initiative

Leadership in medical film scanning solutions for Mammography, PACS, Teleradiology, Oncology, Dosimetry, and Dental



100 reseller strong network instantly multiplex our healthcare reach and penetration

→

Substantial installed based presets multiple cross selling upselling and long-tail revenue opportunities

→

Adjacent technology with compelling engineering & manufacturing synergies

[redacted]


Revenue Mix
Printer Mix
Services 39%
Printers 30%
Materials 32%
Services 30%
Printers 39%
Materials 31%
Services 36%
Printers 32%
Materials 32%
Personal & Professional 41%
Production 59%
Personal & Professional 100%
Personal & Professional 64%
Production 36%

Balanced revenue composition → Recurring revenue consistent with long term target → Desirable units and revenue alignment

Note: 3D Systems statistics pro forma for Quickparts acquisition per 8-K filing on February 22nd, 2011.

Recent Acquisitions Scale Our Target Operating Model

($ millions) Drivers	GAAP Model Ranges		Non-GAAP Model Ranges	
Revenue	$400	$500	$400	$500
Gross Profit	56%	60%	56%	60%
Operating Expenses	31%	28%	23%	21%
Operating Income	25%	32%	35%	41%
Net Income After Tax*	15%	22%	20%	24%
Capital Expenditures	2%	2%	2%	2%
Recurring Revenue	75%	80%	75%	80%
Depreciation & Amortization	Non-GAAP Adjustment		5%	4%
Intangibles Amortization			2%	2%
Non-cash Compensation			1%	1%

* Model based on net income is inclusive of the estimated fully-burdened tax rate of 38% and interest expense on the senior convertible Note

- The company's current NOLs of $48 million reduce the cash taxes to the portion relating to the non-U.S. obligations
- All Non-GAAP ranges are reported on a tax adjustments basis
- Model is inclusive of the ~$75 million of trailing revenue from acquisitions of Formero, Kemo, Huntsman, Z Corp and Vidar

This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Bottom Line

- Leadership through technology & business innovation
- Diversified revenue source, expanding margins
- Compelling razor & blades model, comprehensive solutions portfolio
- Multiple sales channels, rapid reseller network expansion
- Attractive addressable marketplace, high-growth potential
- Significant value creation potential for all stakeholders

3DSYSTEMS™

Thank You





www.3dsystems.com NYSE: DDD